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                         METROPOLITAN SERIES FUND, INC.

                  State Street Research Money Market Portfolio
                     State Street Research Income Portfolio

                        SUPPLEMENT DATED FEBRUARY 6, 2002
                       TO THE PROSPECTUS DATED MAY 1, 2001

The following information supplements the Metropolitan Series Fund, Inc. prospectus dated May 1, 2001. You should keep this Supplement to the Prospectus for future reference.

On February 5, 2002, the Board of Directors of Metropolitan Series Fund, Inc. voted unanimously to approve, subject to shareholder approval, the following proposals:

(1) to reorganize the State Street Research Money Market Portfolio into the State Street Research Money Market Series of the New England Zenith Fund (the "Zenith Fund"); and

(2) to reorganize the State Street Research Income Portfolio into the State Street Research Bond Income Series of the Zenith Fund.

If shareholders of a Portfolio approve the proposal, all of the assets of the Portfolio will be transferred to the respective Zenith Fund Series and shareholders of each Portfolio will receive shares of the respective Zenith Fund Series in exchange for their shares of the Portfolio. Shareholders of each Portfolio are scheduled to vote on the proposals at a special meeting to be held on April 26, 2002. If approved on that date, the reorganizations are scheduled to occur on April 29, 2002. Shareholders will be mailed information detailing the proposals on or about March 22, 2002. Until then, the operation of the Portfolios will remain unchanged.